Exhibit 10.1

Execution Version

SOLAR CAPITAL LTD.

500 Park Avenue, 3rd Floor

New York, NY 10022

August 30, 2019

TETRAPHASE PHARMACEUTICALS, INC.

480 Arsenal Way

Watertown, MA 02472

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of November 2, 2018 (as amended by that certain First Amendment to Loan and Security Agreement dated as of March 14, 2019 and as further amended, restated, modified, or supplemented from time to time, the “Loan Agreement”) by and among SOLAR CAPITAL LTD., a Maryland corporation (“Solar”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), the lenders listed on Schedule 1.1 to the Loan Agreement or otherwise a party thereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and Tetraphase Pharmaceuticals, Inc., a Delaware corporation (“Borrower”), and the loans made thereunder (the “Loans”). Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

Collateral Agent and the Lenders understand that on the Payoff Date (as hereinafter defined) Borrower shall repay in full all of the obligations to Collateral Agent and the Lenders under the Loan Agreement and any other Loan Documents.

1.    This letter will confirm that, upon receipt by Solar, each Lender, and Solar’s outside legal counsel of

(a)    wire transfers of immediately available funds to Solar, each Lender, and Solar’s outside legal counsel in the aggregate amount of (i) $30,722,353.26 (the “Payoff Amount”) representing (x) principal, interest accrued through August 30, 2019 on the outstanding Loans, the Final Fee, and the Prepayment Premium, as set forth on Schedule 1 hereto, and (y) legal fees in the amount of $5,000.00, plus (ii) any per diem amount due pursuant to Section 3 hereof; and

(b)    a fully-executed counterpart of this letter agreement signed by Borrower;

then,

(i) the commitments under the Loan Agreement and under any other loan arrangement between Borrower, Collateral Agent and the Lenders shall be terminated; and

(ii) all of the obligations of Borrower to Collateral Agent and the Lenders (other than inchoate indemnity obligations and obligations under any and all Warrants), and all Loans shall be paid and satisfied in full.

The date on which the conditions in the foregoing clauses (a) and (b) shall first be satisfied is herein called the “Payoff Date.” Upon receipt by Solar, each Lender and Solar’s outside legal counsel of the Payoff Amount in accordance with the foregoing and the satisfaction of the other conditions referred to above, all security interests and other liens of every type at any time granted to or held by Collateral Agent in or on any Collateral provided by any Borrower shall be released and terminated, without further action by Collateral Agent (other than as provided below), on and with effect from the Payoff Date.

SOLAR CAPITAL LTD.

August 30, 2019

Please transfer the Payoff Amount as follows:

$21,092,582.57 due to Solar to:

SOLAR CAPITAL LTD.

CITIBANK, NYC

ABA#: 021-000-089

Account Name: Solar Capital Ltd

Account No.: 30938411

Reference: Tetraphase Pharmaceutical, Inc. Payoff

$5,529,123.59 due to SCP Private Credit Income Fund SPV, LLC to:

SCP PRIVATE CREDIT INCOME FUND SPV, LLC

WELLS FARGO BANK, NA

ABA#: 121-000-248

Account Name: SCP Private Credit Income Fund SPV, LLC

For Credit To: CDO Clearing

Account No.: 6355067033

F/C A/C No.: 49508300

Reference: Tetraphase Pharmaceutical, Inc. Payoff

$4,095,647.10 due to SCP Private Credit Income BDC SPV, LLC to:

SCP PRIVATE CREDIT INCOME BDC SPV, LLC

WELLS FARGO BANK, NA

ABA#: 121-000-248

Account Name: SCP Private Credit Income BDC SPV, LLC

For Credit To: CDO Clearing

Account No.: 6355067033

F/C A/C No.: 83035200

Reference: Tetraphase Pharmaceutical, Inc. Payoff

and $5,000.00, due to Solar’s outside legal counsel to:

LATHAM & WATKINS LLP

CITIBANK, DELAWARE

One Penn’s Way, New Castle, DE 19720

Account No.: 3911-7003

ABA routing No.: 0311-00209

Invoice No.: 1900701665

each by wire transfer of immediately available funds, for receipt on the Payoff Date.

2.    Borrower hereby confirms that any commitment of the Lenders to provide Borrower with additional Loans is terminated as of the Payoff Date. Until the Payoff Date Borrower shall not request additional Loans.

3.    Borrower hereby agrees that if the Payoff Amount is not paid by 2:00 p.m. Eastern time on August 30, 2019, the portion of the Payoff Amount due and payable (a) to Solar shall increase each day by $5,432.75; (b) to SCP Private Credit Income Fund SPV, LLC shall increase each day by $1,424.12; and (c) to SCP Private Credit Income BDC SPV, LLC shall increase each day by 1,054.90. Upon request of Borrower, Solar shall provide Borrower with a revised figure for the amount of interest to be paid as a part of the Payoff Amount.

SOLAR CAPITAL LTD.

August 30, 2019

4.    Upon receipt of the Payoff Amount, Collateral Agent and the Lenders hereby authorize Borrower or its designee to file any documentation necessary to evidence the termination of Collateral Agent’s liens in the Collateral (including but not limited to UCC-3 termination statement(s)).

5.    At Borrower’s sole expense, Collateral Agent shall execute and deliver to or for Borrower such additional documents and shall provide such additional information as Borrower may reasonably require to carry out the terms of this letter agreement, including delivery of any collateral in Collateral Agent’s possession and such lien release and termination documentation as Borrower shall reasonably request with respect to the liens on the Collateral.

6.    Borrower shall execute and deliver to or for Collateral Agent and the Lenders such additional documents and shall provide such additional information as Collateral Agent and the Lenders may reasonably require to carry out the terms of this letter agreement.

7.    Borrower on behalf of itself and its Affiliates hereby releases, acquits, and forever discharges Collateral Agent and the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Collateral Agent and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which Borrower or its Affiliates may have or claim to have now or which may hereafter arise out of or in connection with any act of commission or omission of Collateral Agent and the Lenders existing or occurring through and including to the date of this letter agreement or any instrument executed through and including to the date of this letter agreement, including, without limitation, any claims, liabilities or obligations arising with respect to the Loan Agreement, the other Loan Documents or this letter agreement. The provisions of this paragraph shall be binding upon Borrower and its Affiliates and shall inure to the benefit of Collateral Agent, the Lenders and their respective successors and assigns.

8.    Notwithstanding anything herein to the contrary, Borrower agrees that any and all Warrants shall remain in full force and effect after the Payoff Date pursuant to the terms therein.

9.    Borrower hereby agrees that if the Payoff Amount is not received by Solar, each Lender, and Solar’s outside legal counsel on or before 2:00 pm Eastern time on August 30, 2019, then this letter agreement shall terminate and be of no further force and effect.

10.    This letter agreement shall be governed by and construed in accordance with the law of the State of New York.

11.    This letter may be executed by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which, taken together, shall constitute one agreement.

[Signature Pages Following]

Very truly yours, SOLAR CAPITAL LTD., as the Collateral Agent and a Lender

By:	/s/ Anthony J. Storino
Name:	Anthony J. Storino
Title:	Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV, LLC, as a Lender

By:	/s/ Anthony J. Storino
Name:	Anthony J. Storino
Title:	Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC, as a Lender

By:	/s/ Anthony J. Storino
Name:	Anthony J. Storino
Title:	Authorized Signatory

[Signature Page to Payoff Letter (Solar/Tetraphase)]

Agreed to by the undersigned: TETRAPHASE PHARMACEUTICALS, INC., as Borrower

By:	/s/ Larry Edwards
Name:	Larry Edwards
Title:	President and Chief Executive Officer

[Signature Page to Payoff Letter (Solar/Tetraphase)]

SCHEDULE 1

	Solar Capital Ltd.	SCP Private Credit Income Fund SPV, LLC	SCP Private Credit Income BDC SPV, LLC	Total
Principal	$20,600,000.00	$5,400,000.00	$4,000,000.00	$30,000,000.00
Interest (8/1/19 through 8/30/19)	$162,982.57	$42,723.59	$31,647.10	$237,353.26
Final Fee	$329,600.00	$86,400.00	$64,000.00	$480,000.00
Prepayment Premium	Waived	Waived	Waived	Waived

Total Amount Owing	$21,092,582.57	$5,529,123.59	$4,095,647.10	$30,717,353.26

Per Diem	$5,432.75	$1,424.12	$1,054.90	$7,911.77